UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
 Current Report
Amendment No. 1

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 14, 2004

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K has 3 pages.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

           On November 3, 2004, BB&T Corporation (“BB&T”) filed a Current Report on Form 8-K announcing that BB&T’s Corporate Board of Directors had elected Anna R. Cablik a director of BB&T effective November 1, 2004. This Amendment of that Current Report on Form 8-K is being filed to announce that, on December 14, 2004, BB&T’s Corporate Board of Directors determined that Ms. Cablik is an independent director, having had no transactions with BB&T that affect her ability to be independent. In addition, Ms. Cablik was appointed by the Board of Directors to serve as a member of the Audit Committee.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       December 20, 2004